Exhibit 10.21

Confidential treatment has been requested for portions of this exhibit.  The copy filed herewith omits the information subject to the confidentiality request.  Omissions are designated as [*****].  A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

FIRST AMENDMENT TO AGREEMENT

THIS FIRST AMENDMENT TO AGREEMENT (this "Amendment") is dated effective as of January 29, 2016, by and between Namecheap, Inc. (“Namecheap”), eNom Incorporated (“eNom") and United TLD Holdco, Ltd. t/a Rightside Registry (“Rightside”), collectively the “Parties”.  Unless otherwise expressly defined herein, all capitalized terms used herein shall have the meanings set forth in the Agreement.

WHEREAS, on July 31, 2015, the Parties entered into that certain Master Agreement (the “Agreement”) pursuant to which the Parties provide certain services to each other as more particularly set forth therein, and for other purposes; and

WHEREAS, the Parties desire to amend the Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as set forth below.

1.	The following is hereby added to the Agreement as Section 5.i.:

“In exchange for the extension of the Maturity Date under the Note to June 30, 2016, Namecheap will provide the following marketing and promotional services:

i.	Through March 31, 2016, subject to Section 5.c., [*****] including the following:

a.	[*****]. Namecheap and Rightside will mutually agree on [*****]

b.	[*****];

c.	[*****].

d.	[*****].

ii.	Through June 30, 2016, subject to Section 5.c., [*****] during this period. The promotion details to be mutually agreed, and will include at a minimum the following:

a.	[*****].

b.	[*****];

c.	[*****];

d.	Pursuant to Section 5(e), [*****]”

iii.

Namecheap will use [*****].  Notwithstanding the foregoing, Namecheap’s [*****] will not be a breach of this Agreement. Through June 30, 2016, pursuant to Section 5(e), Rightside will provide Namecheap [*****].

*****Confidential material redacted and filed separately with the Securities and Exchange Commission.

iv.	For a [*****], pricing promotions for mutually agreed Rightside gTLDs at mutually agreed pricing to be treated as [*****] as set forth in Section 5.d. for so long as such [*****] as agreed.

2.	Except as modified hereby, the Agreement shall remain in full force and effect and is hereby ratified by each of the Parties.

3.	Each Party represents and warrants to the other that it has the right, power and authority to enter into this Amendment.

4.

This Amendment may be executed in counterparts, each of which shall be an original, and deemed to constitute one and the same instrument.  Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

IN WITNESS WHEREOF, the Parties hereto have caused the foregoing Amendment to be signed by a duly authorized agent of each party, the day and year first above written.

NAMECHEAP, INC.		ENOM INCORPORATED

By:	/s/ Hillan Klein	By:	/s/ Taryn Naidu
Name:	Hillan Klein	Name:	Taryn Naidu
Title:	COO	Title:	CEO
Date:	1/29/2016	Date:	1/29/2016

UNITED TLD HOLDCO, LTD t/a RIGHTSIDE REGISTRY

By:	/s/ Taryn Naidu
Name:	Taryn Naidu
Title:	Director
Date:	1/29/2016

*****Confidential material redacted and filed separately with the Securities and Exchange Commission.